                                                                   Exhibit 99(a)


PaineWebber Letterhead

                            N E W S   R E L E A S E

                 PAINEWEBBER REPORTS RECORD QUARTERLY EARNINGS

               - NET INCOME RISES 39 PERCENT, TO $129.5 MILLION -
                       - EARNINGS PER SHARE AT 82 CENTS -


     NEW YORK, July 13, 1998 - Paine Webber Group Inc. reported today the strongest quarterly earnings and revenues in the firm's 118-year history. Net income for the period ended June 30, 1998, was a record $129.5 million, or 82 cents per diluted share, an increase of 39 percent from $93.1 million, or 58 cents per diluted share, for the second quarter of 1997. Net revenues for the second quarter of 1998 were $1.16 billion, an increase of 19 percent from $975.9 million in the corresponding period a year ago.

     Return on common equity for the quarter was 23.7 percent, consistent with the average return on equity of 22.0 percent during the last 12 quarters. As of June 30, 1998, the firm had total capital of $6.56 billion, an all-time high.

     Records established in the second quarter (with comparisons to a year ago) include:

- Assets under control - $329.3 billion, up 22 percent from $269.7 billion;
- Wrap-fee assets - $26.5 billion, up 47 percent from $18.0 billion;
- Assets under management - $54.7 billion, up 21 percent from $45.1 billion;
- Recurring fee income - $886 million annualized, up 39 percent from $637 million.

     Results reflected strong performance from all key business areas, including:

- Assets per investment executive reached $53.3 million, reflecting the success of the firm's asset gathering strategy;
- Mitchell Hutchins continued its strong investment performance. Our funds ranked in the 34th percentile of the Lipper rankings on an asset-weighted basis year-to-date, and 82 percent of our fund assets are in the top 50 percent of the Lipper rankings;
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Paine Webber Group Inc.
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- The Municipal Securities Group achieved a record in underwriting volume in the second quarter, and ranked No. 3 in the industry in senior managed negotiated underwritings for the first half of 1998;

- Investment banking revenues reflect the strong levels of merger and acquisition activity, and included a $400 million initial public offering for the PaineWebber Equity Trust REIT Series 1 and the completion of the $2.1 billion Patriot American Hospitality/Interstate merger;

- The ratio of recurring fee income, combined with net margin interest, to fixed expenses reached 94 percent.

     "We are pleased with our continued record performance, which we believe is the result of our strategy of gathering the assets of individual investors and providing them with the best investment advice in the industry," said Donald B. Marron, PaineWebber's chairman and chief executive officer. "Our results reflect the strength of our distribution franchise coupled with product origination. This performance, combined with the higher productivity of our investment executives and effective cost control, continues to enhance the quality of our earnings and opportunities for growth."

     Paine Webber Group Inc., together with its subsidiaries, serves the investment and capital needs of a worldwide client base. The firm employs 17,045 people in 300 offices. As of June 30, 1998, the book value per share was $15.38.


                             -Two tables to follow-


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PAINE WEBBER GROUP, INC.

QUARTERLY STATISTICAL SUPPLEMENT - OPERATING RESULTS [UNAUDITED]

                                                 2Q 98    1Q 98    4Q 97    3Q 97    2Q 97
------------------------------------------------------------------------------------------
ROE Common                                       23.7%    23.5%    22.3%    24.3%    20.1%

Income Before Taxes & Minority Interest
  as a Percentage of Net Revenue                 18.2%    17.8%    16.4%    16.8%    15.5%
------------------------------------------------------------------------------------------
E.P.S. [Diluted]                                 $0.82    $0.77    $0.68    $0.70    $0.58

Diluted Shares [Millions]                        151.2    149.5    150.9    152.1    151.7

Dividends Paid Per Common Share                  $0.11    $0.11    $0.11    $0.10    $0.10

Book Value Per Common Share                     $15.38   $14.46   $13.80   $13.28   $13.03

Common Shares Outstanding [Millions]             140.6    139.3    139.9    132.3    137.2
------------------------------------------------------------------------------------------
Total Capital [$Billions]                        $6.56    $6.14    $5.91    $5.73    $5.49

Total Shareholders' Equity [$Billions]           $2.16    $2.02    $1.93    $1.86    $1.84
------------------------------------------------------------------------------------------
Assets Under Control [$Billions]                $329.3   $322.6   $297.1   $288.6   $269.7

Assets Under Management [$Billions]              $54.7    $54.0    $48.9    $48.1    $45.1
  Money Market Funds                              28.6     29.0     25.9     25.6     24.2
  Long Term Mutual Funds                          13.2     12.4     11.3     11.1     10.2
  Institutional and Other                         12.9     12.6     11.7     11.4     10.7

Wrap Fee Assets [$Billions]                      $26.5    $24.8    $21.4    $20.5    $18.0
------------------------------------------------------------------------------------------
Recurring Fees (YTD Annualized)                   $886     $836     $700     $665     $637
                [$Millions]

Recurring Fees (Incl. Margin Interest) -
As a % of Fixed Costs                              94%      86%      84%      80%      74%
------------------------------------------------------------------------------------------
Employees                                       17,045   16,828   16,627   16,437   16,105

Investment Executives                            6,551    6,401    6,249    6,140    6,076

Sales Offices                                      300      299      299      299      298

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                            PAINE WEBBER GROUP INC.
                       CONSOLIDATED STATEMENTS OF INCOME
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                       Quarter Ended June 30,        Six Months Ended June 30,
                                                          1998         1997             1998           1997
                                                      ---------------------------   --------------------------
REVENUES
 Commissions                                          $   402,094     $   346,911   $   810,218    $   717,297
 Principal Transactions                                   244,146         255,225       521,109        511,761
 Asset Management                                         182,128         125,327       340,864        246,295
 Investment Banking                                       176,687         110,938       301,656        208,712
 Interest                                                 860,707         747,138     1.663,085      1,391,091
 Other                                                     34,521          34,230        68,461         72,304
                                                      -----------     -----------   -----------    -----------

TOTAL REVENUES                                          1,900,283       1,619,769     3,705,393      3,147,460

Interest Expense                                          738,115         643,829     1,428,248      1,186,686
                                                       ----------      ----------    ----------     ----------

NET REVENUES                                            1,162,168         975,940     2,277,145      1,960,774
                                                      -----------     -----------   -----------    -----------

NON-INTEREST EXPENSES
Compensation and Benefits                                 682,088         574,231     1,332,663      1,148,248
Office & Equipment                                         74,862          68,757       147,402        136,824
Communications                                             37,140          37,762        74,896         75,969
Business Development                                       26,290          18,190        48,369         36,810
Brokerage, Cleaning & Exchange Fees                        22,081          21,507        47,577         44,062
Professional Services                                      30,390          29,276        63,982         56,816
Other Expenses                                             77,318          74,890       152,062        145,814
                                                      -----------     -----------   -----------    -----------


TOTAL NON-INTEREST EXPENSES                               950,169         824,613     1,866,951      1,644,543
                                                      -----------     -----------   -----------    -----------


INCOME BEFORE INCOME TAXES & MINORITY INTEREST            211,999        151,327        410,194        316,231

Provision for Income Taxes                                 74,437          50,142       143,836        109,362
                                                      -----------     -----------   -----------    -----------

INCOME BEFORE MINORITY INTEREST                           137,562         101,185       266,358        206,869

Minority Interest                                           8,061           8,061        16,122         12,910
                                                      -----------     -----------   -----------    -----------

NET INCOME                                            $   129,501     $    93,124   $   250,236    $   193,959
                                                      ===========     ===========   ===========    ===========

NET INCOME APPLICABLE TO COMMON SHARES                 $  123,589      $   85,746    $  238,413     $  179,202

EARNINGS PER SHARE
     BASIC                                                  $0.88           $0.66         $1.71          $1.38
     DILUTED                                                $0.82           $0.58         $1.59          $1.20

WEIGHTED AVERAGE COMMON SHARES
     BASIC                                            140,033,000     129,875,000   139,610,000    130,161,000
     DILUTED                                          151,162,000     151,696,000   150,178,000    152,154,000